    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 6, 1997

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]


Check the appropriate box:

[_] Preliminary Proxy Statement
                                          [_] CONFIDENTIAL, FOR USE OF THE
[X] Definitive Proxy Statement                COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(e)(2))
[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                              MUNIVEST FUND, INC.
             -----------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


             -----------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange ActRule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[_] Fee paid previously with preliminary materials:

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                              MUNIVEST FUND, INC.
                                 P.O. BOX 9011
                       PRINCETON, NEW JERSEY 08543-9011
                               ----------------

                 NOTICE OF 1997 ANNUAL MEETING OF STOCKHOLDERS
                               ----------------

                              SEPTEMBER 18, 1997

To The Stockholders of MuniVest Fund, Inc.:

  Notice is hereby given that the 1997 Annual Meeting of Stockholders (the "Meeting") of MuniVest Fund, Inc. (the "Fund") will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, September 18, 1997 at 9:00 a.m. for the following purposes:

    (1) To elect a Board of Directors to serve for the ensuing year;

    (2) To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of the Fund for its current fiscal year; and

    (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

  The Board of Directors has fixed the close of business on July 25, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

  A complete list of the stockholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after September 4, 1997, at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey. You are cordially invited to attend the Meeting. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                       By Order of the Board of Directors

                                       Patrick D. Sweeney
                                       Secretary

Plainsboro, New Jersey
Dated: August 6, 1997

                                PROXY STATEMENT
                               ----------------

                              MUNIVEST FUND, INC.
                                 P.O. BOX 9011
                       PRINCETON, NEW JERSEY 08543-9011
                               ----------------

                      1997 ANNUAL MEETING OF STOCKHOLDERS
                               ----------------

                              SEPTEMBER 18, 1997

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of MuniVest Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the 1997 Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of Merrill Lynch Asset Management, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, September 18, 1997 at 9:00 a.m. The approximate mailing date of this Proxy Statement is August 8, 1997.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Board of Directors to serve for the ensuing year and for the ratification of the selection of independent auditors to serve for the Fund's current fiscal year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

  The Board of Directors has fixed the close of business on July 25, 1997 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the Fund had outstanding 61,123,140 shares of common stock, par value $.10 per share ("Common Stock"), and 11,000 shares of auction market preferred stock, par value $.025 per share and liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon ("AMPS"). To the knowledge of the Fund, as of the Record Date, no person is the beneficial owner of more than five percent of the outstanding shares of Common Stock or five percent of the outstanding AMPS.

  The Board of Directors of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                         ITEM 1. ELECTION OF DIRECTORS

  At the Meeting, the Board of Directors will be elected to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) as follows:

    (1) All such proxies of the holders of AMPS, voting separately as a class, in favor of the two (2) persons designated as Directors to be elected by holders of AMPS; and

    (2) All such proxies of the holders of Common Stock, voting separately as a class in favor of the four (4) persons designated as Directors to be elected by holders of Common Stock.

  The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors may recommend.

  Certain information concerning the nominees, including their designated classes, is set forth as follows:

TO BE ELECTED BY HOLDERS OF AMPS, VOTING SEPARATELY AS A CLASS:

                                                                               SHARES
                                                                            BENEFICIALLY
                                                                              OWNED AT
                                                                           THE RECORD DATE
                                      PRINCIPAL OCCUPATIONS                ----------------
                                      DURING PAST FIVE YEARS      DIRECTOR  COMMON
NAME AND ADDRESS OF NOMINEE  AGE  AND PUBLIC DIRECTORSHIPS(/1/)    SINCE    STOCK    AMPS
---------------------------  --- -------------------------------- -------- -------- -------
Ronald W.                     56 Professor of Finance, School of    1988      816      0
 Forbes(/1/)(/2/).......          Business, State University of
 1400 Washington Avenue           New York at Albany, since 1989.
 Albany, New York 12222
Richard R.                    59 Professor of Finance since 1984,   1988       0       0
 West(/1/)(/2/).........          and Dean from 1984 to 1993, and
 Box 604                          currently Dean Emeritus of New
 Genoa, Nevada 89411              York University, Leonard N.
                                  Stern School of Business
                                  Administration; Director of
                                  Bowne & Co., Inc. (financial
                                  printers), Vornado, Inc. (real
                                  estate holding company) and
                                  Alexander's Inc. (real estate
                                  company).

                                                  (Footnotes on following page)

TO BE ELECTED BY HOLDERS OF COMMON STOCK, VOTING SEPARATELY AS A CLASS:

                                                                               SHARES
                                                                            BENEFICIALLY
                                                                              OWNED AT
                                                                           THE RECORD DATE
                                      PRINCIPAL OCCUPATIONS                -----------------
                                      DURING PAST FIVE YEARS      DIRECTOR  COMMON
NAME AND ADDRESS OF NOMINEE  AGE  AND PUBLIC DIRECTORSHIPS(/1/)    SINCE    STOCK     AMPS
---------------------------  --- -------------------------------- -------- --------  -------
Cynthia A.                    45 Professor, Harvard Business        1993          0        0
 Montgomery(/1/)(/2/)...          School since 1989; Associate
 Harvard Business School          Professor, J.L. Kellogg
 Soldiers Field Road              Graduate School of Management,
 Boston, Massachusetts            Northwestern University from
 02163                            1985 to 1989; Assistant
                                  Professor, Graduate School of
                                  Business Administration, The
                                  University of Michigan from
                                  1979 to 1985; Director, UNUM
                                  Corporation since 1990 and
                                  Director of Newell Co. since
                                  1995.
Charles C.                    66 Self-employed financial            1990          0        0
 Reilly(/1/)(/2/).......          consultant since 1990;
 9 Hampton Harbor Road            President and Chief Investment
 Hampton Bays, New York           Officer of Verus Capital, Inc.
 11946                            from 1979 to 1990; Senior Vice
                                  President of Arnhold and S.
                                  Bleichroeder, Inc. from 1973 to
                                  1990; Adjunct Professor,
                                  Columbia University Graduate
                                  School of Business from 1990 to
                                  1991; Adjunct Professor,
                                  Wharton School, The University
                                  of Pennsylvania from 1989 to
                                  1990; Partner, Small Cities
                                  Cable Television since 1986.
Kevin A.                      64 Founder and current Director of    1992          0        0
 Ryan(/1/)(/2/).........          The Boston University Center
 127 Commonwealth Avenue          for the Advancement of Ethics
 Chestnut Hill,                   and Character; Professor of
 Massachusetts 02167              Education at Boston University
                                  since 1982; formerly taught on
                                  the faculties of The University
                                  of Chicago, Stanford University
                                  and Ohio State University.

                                                  (Footnotes on following page)

TO BE ELECTED BY HOLDERS OF COMMON STOCK, VOTING SEPARATELY AS A CLASS:

                                                                               SHARES
                                                                            BENEFICIALLY
                                                                              OWNED AT
                                                                           THE RECORD DATE
                                      PRINCIPAL OCCUPATIONS                -----------------
                                      DURING PAST FIVE YEARS      DIRECTOR  COMMON
NAME AND ADDRESS OF NOMINEE  AGE  AND PUBLIC DIRECTORSHIPS(/1/)    SINCE    STOCK     AMPS
---------------------------  --- -------------------------------- -------- --------  -------
Arthur Zeikel(/1/)*.....      65 President of Fund Asset            1988          0        0
 P.O. Box 9011                    Management, L.P. ("FAM") (which
 Princeton, New Jersey            term as used herein includes
 08543-9011                       its corporate predecessors)
                                  since 1977; President of MLAM
                                  (which term as used herein
                                  includes its corporate
                                  predecessors) since 1977;
                                  President and Director of
                                  Princeton Services, Inc.
                                  ("Princeton Services") since
                                  1993; Executive Vice President
                                  of Merrill Lynch & Co., Inc.
                                  ("ML & Co.") since 1990;
                                  Director of Merrill Lynch Funds
                                  Distributor, Inc. ("MLFD")
                                  since 1977.

--------
(1) Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLAM acts as investment adviser. See "Compensation of Directors" below.
(2) Member of the Audit Committee of the Board of Directors.
* Interested person, as defined in the Investment Company Act of 1940, as amended, of the Fund.

  Committee's and Board of Directors' Meetings. The Board of Directors has a standing Audit Committee, which consists of the Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"). The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties. The Board of Directors does not have a nominating committee.

  During the fiscal year ended August 31, 1996, the Board of Directors held four meetings and the Audit Committee held four meetings. All of the Directors attended at least 75% of the total number of meetings of the Board of Directors and, if a member, the total number of meetings of the Audit Committee held during such period.

  Compliance with Section 16(a) of the Securities Exchange Act of 1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Fund's officers, directors and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

  Based solely on the Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that, except as noted below, all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of
Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year. However, Messrs. Kirstein, Giordano and Forbes, and FAM, the Fund's investment adviser, each inadvertently failed to file a timely report to disclose reinvestment of Fund dividends during the Fund's fiscal year ended August 31, 1996. In addition, Patrick Sweeney inadvertently failed to report his election as Secretary of the Fund by the applicable deadline. These oversights were rectified in subsequent filings.

  Interested Persons. The Fund considers Mr. Zeikel to be an "interested person" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions he holds with FAM and its affiliates. Mr. Zeikel is the President of the Fund and the President of FAM and MLAM.

  Compensation of Directors. FAM pays all compensation of all officers of the Fund and all Directors of the Fund who are affiliated with ML & Co. or its subsidiaries. The Fund pays each Director not affiliated with FAM (each an "unaffiliated Director")a fee of $3,000 per year plus $400 per meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays each member of its Audit Committee, which consists of all of the unaffiliated Directors, a fee of $900 per year, together with such Director's out-of-pocket expenses relating to attendance at meetings. The Chairman of the Audit Committee receives an additional annual fee of $1,000. These fees and expenses aggregated $32,519 for the fiscal year ended August 31, 1996.

  The following table sets forth for the fiscal year ended August 31, 1996 compensation paid by the Fund to the unaffiliated Directors and, for the calendar year ended December 31, 1996, the aggregate compensation paid by all investment companies advised by FAM and its affiliate, MLAM ("FAM/MLAM Advised Funds"), to the unaffiliated Directors.

                                                                AGGREGATE COMPENSATION
                                        PENSION OR RETIREMENT   FROM FUND AND FAM/MLAM
                          COMPENSATION BENEFITS ACCRUED AS PART ADVISED FUNDS PAID TO
                           FROM FUND       OF FUND EXPENSES           DIRECTORS
    NAME OF DIRECTOR      ------------ ------------------------ ----------------------
Ronald W. Forbes(/1/)...     $6,200              None                  $142,500
Cynthia A. Montgom-
 ery(/1/)...............     $6,200              None                  $142,500
Charles C. Reilly(/1/)..     $6,200              None                  $293,833
Kevin A. Ryan(/1/)......     $6,200              None                  $142,500
Richard R. West(/1/)....     $7,200              None                  $272,833

--------
(1) The Directors serve on the boards of FAM/MLAM Advised Funds as follows:
  Mr. Forbes (25 registered investment companies consisting of 38 portfolios); Ms. Montgomery (25 registered investment companies consisting of 38 portfolios); Mr. Reilly (43 registered investment companies consisting of 56 portfolios); Mr. Ryan (25 registered investment companies consisting of 38 portfolios); and Mr. West (44 registered investment companies consisting of 66 portfolios).

  Officers of the Fund. The Board of Directors has elected eight officers of the Fund. The following sets forth information concerning each of these officers:

                                                                         OFFICER
NAME AND PRINCIPAL OCCUPATION                         OFFICE         AGE  SINCE
-----------------------------                         ------         --- -------
Arthur Zeikel.......................................  President       65  1988
 President of FAM since 1977; President of MLAM
 since 1977; President and Director of Princeton
 Services since 1993; Executive Vice President of
 ML & Co. since 1990; Director of MLFD since 1977.
Terry K. Glenn......................................  Executive Vice  56  1988
 Executive Vice President of FAM and MLAM since        President
 1983; Executive Vice President and Director of
 Princeton Services since 1993; President of MLFD
 since 1986 and Director thereof since 1991;
 President of Princeton Administrators, L.P. since
 1988.
Vincent R. Giordano.................................  Vice President  52  1988
 Portfolio Manager of FAM and MLAM since 1977 and
 Senior Vice President of FAM and MLAM since 1984;
 Senior Vice President of Princeton Services since
 1993; Vice President of MLAM from 1980 to 1984.
Kenneth A. Jacob....................................  Vice President  46  1988
 Vice President of FAM and MLAM since 1984.
Fred K. Stuebe......................................  Vice President  46  1989
 Vice President of MLAM since 1989.
Donald C. Burke.....................................  Vice President  37  1993
 Vice President and Director of Taxation of MLAM
 since 1990.
Gerald M. Richard...................................  Treasurer       48  1988
 Senior Vice President and Treasurer of FAM and MLAM
 since 1984; Senior Vice President and Treasurer of
 Princeton Services since 1993; Vice President of
 MLFD since 1981; Treasurer since 1984.
Patrick D. Sweeney..................................  Secretary       43  1997
 Vice President of MLAM since 1990.

  Stock Ownership. At the Record Date, the Directors and officers of the Fund as a group (13 persons) owned an aggregate of less than 1% of the Common Stock of the Fund outstanding at such date and owned none of the AMPS outstanding at such date. At such date, Mr. Zeikel, an officer and a Director of the Fund, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

                   ITEM 2. SELECTION OF INDEPENDENT AUDITORS

  The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Deloitte & Touche LLP ("D&T"), independent auditors, to examine the financial statements of the Fund for the current fiscal year. The Fund knows of no direct or indirect financial interest of such firm in the Fund. Such appointment is subject to ratification or rejection by the stockholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

  D&T also acts as independent auditors for certain other investment companies for which FAM acts as an investment adviser. The fees received by D&T from these other entities are substantially greater, in the aggregate, than the fees received by it from the Fund. The Board of Directors of the Fund considered the fact that D&T has been retained as the independent auditors for such other entities in its evaluation of the independence of D&T with respect to the Fund.

  Representatives of D&T are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

                            ADDITIONAL INFORMATION

  The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. The Fund may also hire proxy solicitors at the expense of the Fund.

  In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of each class of the Fund's securities entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

  All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted "FOR" the Director nominees and "FOR" the ratification of D&T as independent auditors.

  With respect to Item 1, "Election of Directors", holders of AMPS are entitled to elect the two Directors designated above and holders of Common Stock are entitled to elect the remaining Directors. Assuming a quorum is present, (i) election of the two Directors to be elected by the holders of AMPS, voting separately as a class, will require the affirmative vote of a majority of the AMPS, represented at the Meeting and entitled to vote; (ii) election of the remaining Directors will require the affirmative vote of the holders of a majority of the Common Stock, voting separately as a single class, represented at the meeting and entitled to vote; and (iii) approval of
Item 2, "Selection of Independent Auditors", will require the affirmative vote of the holders of a majority of the Common Stock and the AMPS represented at the Meeting and entitled to vote, voting together as a single class.

  Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (" MLPF&S"), holding Fund shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Fund understands that, under the rules of the American Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Accordingly, the Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of shareholders exists.

Proxies that are returned but that are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for purposes of a quorum. MLPF&S has advised the Fund that it intends to exercise discretion over shares held in its name for which no instructions have been received by voting such shares in the same proportion as it has voted shares for which it has received instructions. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will not have an effect on the vote on Item 1 or Item 2.

ADDRESS OF INVESTMENT ADVISER

  The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

ANNUAL REPORT DELIVERY

  THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR THE FISCAL YEAR ENDED AUGUST 31, 1996 AND A COPY OF ITS SEMI-ANNUAL REPORT FOR THE SIX MONTHS ENDED FEBRUARY 28, 1997 TO ANY STOCKHOLDER UPON REQUEST. Such requests should be directed to MuniVest Fund, Inc., P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Patrick D. Sweeney, Secretary or to 1-800-456-4587 ext. 123.

STOCKHOLDER PROPOSALS

  If a stockholder intends to present a proposal at the 1998 Annual Meeting of Stockholders of the Fund, which is anticipated to be held in September 1998, and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by April 8, 1998.

                                       By Order of the Board of Directors

                                       Patrick D. Sweeney
                                       Secretary

Dated: August 6, 1997

                                                                  AUCTION MARKET
                                                                 PREFERRED STOCK
                              MUNIVEST FUND, INC.
                                 P.O. BOX 9011
                       PRINCETON, NEW JERSEY  08543-9011

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and
Patrick D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Auction Market Preferred Stock of MuniVest Fund, Inc. (the "Fund") held of record by the undersigned on July 25, 1997 at the annual meeting of stockholders of the Fund to be held on September 18, 1997 or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                                (Continued and to be signed on the reverse side)

Please mark boxes [=] or [X] in blue or black ink.

1.  ELECTION OF DIRECTORS            FOR all nominees listed below                      WITHHOLD AUTHORITY
                                     (except as marked to the contrary below)  [_]      to vote for all nominees listed below  [_]

    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST
    BELOW.) RONALD W. FORBES AND RICHARD R. WEST

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

    FOR [_]  AGAINST [_]  ABSTAIN [_]

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                                                     Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as
                                                                     attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized
                                                                     officer. If a partnership, please sign in partnership name by authorized person.

                                                                     Dated:_____________________________________, 1997


                                                                     X________________________________________________
                                                                                          Signature


                                                                     X________________________________________________
                                                                                  Signature, if held jointly

  SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                                    COMMON STOCK
                              MUNIVEST FUND, INC.
                                 P.O. BOX 9011
                       PRINCETON, NEW JERSEY  08543-9011

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and
Patrick D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of MuniVest Fund, Inc. (the "Fund") held of record by the undersigned on July 25, 1997 at the annual meeting of stockholders of the Fund to be held on September 18, 1997 or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                                (Continued and to be signed on the reverse side)

Please mark boxes [=] or [X] in blue or black ink.

1.  ELECTION OF DIRECTORS            FOR all nominees listed below                      WITHHOLD AUTHORITY
                                     (except as marked to the contrary below)  [_]      to vote for all nominees listed below  [_]

    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST
    BELOW.)
    CHARLES C. REILLY, KEVIN A. RYAN, CYNTHIA A. MONTGOMERY AND ARTHUR ZEIKEL

2.  Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

    FOR [_]  AGAINST [_]  ABSTAIN [_]

3.  In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                                              Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                              Dated:___________________________________________, 1997


                                                              X______________________________________________________
                                                                                        Signature


                                                              X______________________________________________________
                                                                                Signature, if held jointly

   SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.